Exhibit 99.1

The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” and “Cautionary
Note Regarding Forward-Looking Statements” in the CVR Partners, LP Prospectus
dated April 7, 2011 and any other filings CVR Partners, LP makes with the
Securities and Exchange Commission. CVR Partners, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Safe Harbor

Company Overview

CVR Partners Offering
CVR Partners Offering
NYSE Ticker: UAN
Total units with
over-allotment: 22.1m common units (30.2%)
Pricing: $16 per LP unit ($3 higher than original mid-point)
March 31, 2012 LTM
estimated
distribution/yield: $1.92 per unit / 12%
Use of proceeds: Buy the GP and extinguish IDR’s, distribution to
Coffeyville Resources, general growth projects
including UAN expansion
As of January 12, 2012, CVR Partners market cap was $1.9 billion, of which $1.3 billion is controlled by CVR Energy.
CVR Partners is a growth oriented partnership formed by CVR Energy, Inc. in June 2007.
CVR Partners’ nitrogen fertilizer manufacturing facility produces ammonia and Urea
Ammonium Nitrate (UAN). The facility is located in Coffeyville, Kansas and produces 5% of the total UAN demand in the United States.

5 Company Overview Key Strategic Factors Experienced management team Fully utilized capacity High run time rates Strategically located plant Favorable rail logistics Stable & economic feedstock

Company Overview
Experienced Management Team
Byron R. Kelley
CEO
Stan A. Riemann
COO
Frank A. Pici
CFO and Treasurer
Randal T. Maffett
EVP Business Development
Edmund S. Gross
SVP, General Counsel & Secretary
Years Experience: 41
Years Experience: 37
Years Experience: 28
Years Experience: 31
Years Experience: 33

Kevan A. Vick
EVP & GM Nitrogen Manufacturing
Years Experience: 36
Christopher G. Swanberg
VP Environmental, Health & Safety
Years Experience: 31

Company Overview
Fully Utilized Capacity / High Utilization Rates
1) Adjusted for major scheduled turnaround, third-party outage on air separation unit and UAN vessel rupture.
WA
OR
CA
NV
ID
MT
WY
UT
CO
NM
AZ
TX
OK
KS
NE
SD
ND
MN
IA
MO
AR
LA
WI
IL
Fertilizer Plant
Corporate
Headquarters
LTM Q3 2011 Tons Sold by State
100,000+ 10,000 to 100,000 Up to 10,000

LTM Q3 2011 Total Tons Sold ~ 731,350
Capacity: 1,225 tons-per-day ammonia
unit, 2,025 tons-per-day UAN unit
LTM Q3 2011 on-stream efficiency
(1)
— Gasifier: 98.9%
— Ammonia: 97.6%
— UAN: 97.3%

Company Overview
Strategically Located Assets & Logistics

WA
OR
CA
NV
ID
MT
WY
UT
CO
NM
AZ
TX
OK
KS
NE
SD
ND
MN
IA
MO
AR
LA
WI
IL
Additional
Shipments
East of the
Mississippi
Rail Distribution
LTM Q3 2011 Tons Sold by State
100,000+ 10,000 to 100,000 Up to 10,000
Corporate
Headquarters
Fertilizer Plant
LTM Q3 2011 Total Tons Sold ~ 731,350
Located in the corn belt (on Union
Pacific mainline)
45% of corn planted in 2010 was
within $35/UAN ton freight rate
of our plant
$25/ton transportation
advantage to corn belt vs. U.S.
Gulf Coast
No intermediate transfer,
storage, barge freight or pipeline
freight charges

Company Overview
Stable & Economic Feedstock
Rail Distribution
Corporate
Headquarters
Fertilizer Plant
Abundant Supply of Third-Party Pet Coke in the Region

Texas Gulf Coast
Coke
Production = 40,000
tons/day
Source: Oil & Gas Journal
CVR Partners LP 2008 – 2010 average daily coke demand ~ 1,378 tons/day
Coke gasification technology uses petroleum coke as a feedstock
Dual train gasifier configuration ensures reliability
Ammonia synthesis loop and UAN synthesis use same processes
as natural gas based producers
Pet coke costs lower than natural gas costs
per ton of ammonia produced, and pet
coke prices are significantly more stable
than natural gas prices
Over 70% of pet coke supplied by refinery
through long-term contract

Market Fundamentals Market Fundamentals

Market Fundamentals
Key Growth Factors

Fertilizer consumption is driven by:
—
Population growth
—
Decline in farmland per capita
—
Income growth in emerging markets, preference for proteins
—
Ethanol production

Market Fundamentals Key Growth Factors 12 Source: USDA, Census Bureau, World Bank, http://data.worldbank.org/indicator/AG.LND.ARBL.HA.PC

Market Fundamentals
Consistent Fertilizer Demand Growth

1) Per the International Fertilizer Industry Association
Nitrogen represents ~63% of fertilizer
consumption
(1)
Nitrogen based fertilizers have the
most stable demand because they all
must be applied annually
— Primary determinant of crop yield
Note: Nutrient Tonnes; Fertilizer Years.
Source: International Fertilizer Industry Association; U.S. Bureau of the Census, International Data Base

Market Fundamentals
Global Shift in Cost of Production

Source: European prices converted from GBP/Therm to $/MMBtu, based on daily exchange rate
Historical Sources: Capital IQ NBP Monthly Spot Rate, Henry Hub Monthly Spot Rate
Forecast Sources: Capital IQ NBP Forward Rate 01/06/12, Henry Hub Futures Nymex Exchange 01/06/12
Spot price as of 01/06/12
North America has shifted from being
a high cost region globally to a lower
cost region
— Shale gas has increased natural gas supply
— Natural gas costs in North America have
declined
—
Russian gas to Ukraine increasingly priced on
market basis
U.S. imports nitrogen from Eastern Europe,
represents price floor for domestic product
Change in dynamics has served to
strengthen economic position of all North
American producers

Market Fundamentals
Supply Rationalization and Consolidation
(000 Tonnes N)
Historical U.S. Nitrogen Production and Consumption
Source: Fertecon

Between 1999 to 2010, U.S. nitrogen
fertilizer capacity was reduced by 34% as
producers shut down less attractive plants
Industry has also consolidated significantly
through mergers and acquisitions
—
Top 5 producers market share:
Today: 78%
2000: 56%
U.S. will continue to increase its net imports
of Nitrogen fertilizer

Market Fundamentals
Farmer Profitability Supports Fertilizer Pricing
Corn Spot Prices
Note:  Fixed Costs include labor, machinery, land, taxes, insurance, and other.
5-Yr Prior Avg.
$2.17
5-Yr Avg.
$4.67
Current
$6.43*
*As of Jan. 06, 2012
Source: CIQ
*As of Jan. 06, 2012
Source: CIQ, USDA

Source: Green Markets Data, Fertecon 17 Market Fundamental Strong Pricing Environment

Market Fundamentals UAN Demand Growth Source: Integer Focus Report 2011: Global Outlook for UAN 18 Demand Growth

Growth Opportunities Growth Opportunities

Growth Opportunities 20 Current 12-24 Months 3-5 Years

Growth Opportunities
UAN Expansion
(000’s Tons of UAN)
UAN Upgrading Capacity
1) Excludes $5MM of capitalized interest

UAN expansion project
— Increase exposure to strong UAN
market dynamics
— Expand UAN capacity by 400,000 tons per year
or by ~50%
— Provides flexibility to upgrade 100% of
ammonia to UAN
— On-line in Q1 2013
Approximately $100MM cost to
complete
(1)
At current pricing, ROI exceeds 24%

Growth Opportunities
Diesel Emission Fluid (DEF)

* FERTECON Ammonia Outlook – Issue 2011 (3) P. 81
DEF is the most widely accepted technology for reducing NOX and particulate matter from diesel vehicle exhaust emissions
Solution of 32.5% urea and 67.5% water injected at approximately 2% of fuel consumption
North America forecasted DEF consumption in vehicle emission reduction*:
2011: 240,000 tones
2013: 530,000 tones
2015: 1,525,000 tones
2020: 3,462,000 tones

Growth Opportunities
Enhanced Distribution

Logistic assets are key to enhancing annual margin
during the shift between application and fill season
Target 60,000 – 70,000 tons per year of sales through
off premise storage facilities
Net margin increased  by $15 per ton

Financial Statistics Financial Statistics

1)
Plant gate price per ton represents net sales less freight costs and hydrogen revenue (from hydrogen sales to CVR Energy’s refinery) divided by product sales volume in tons in the reporting period. Plant gate price per ton is shown in order to provide a pricing measure that is comparable across the fertilizer industry.
2)
Adjusted for major scheduled turnaround, third-party outage on air separation unit and UAN vessel rupture.
3)
Not Pro Forma for $125MM Term Loan

Financial Statistics

26 We expect our distribution for the 12 months ending March 31, 2012 to be at least $1.92 per common unit yielding 7.3% as of January 12, 2012. Financial Statistics Strong YTD Financial Performance

Financial Statistics
Forecasted Distributable Cash
1)
Based on projected cost structure as provided in our prospectus dated April 7, 2011.
2)
Based on 5 year average Ammonia and UAN spot prices of $467/ton and $292/ton respectively and forecasted next twelve months cost structure.

Strong industry fundamentals
High quality, strategically located assets
Premium product focus
Attractive growth opportunities
Pay out 100% of available cash each
quarter to Common Unitholders
No IDR’s
Experienced management team

29 Q & A

Appendix Appendix

31 Manufacturing Process

To supplement the actual results in accordance with U.S. generally accepted accounting principles (GAAP), for the applicable periods, the Company also uses certain non-GAAP financial measures as discussed below, which are adjusted for GAAP-based results. The use of non-GAAP adjustments are not in accordance with or an alternative for GAAP. The adjustments are provided to enhance the overall understanding of the Company’s financial performance for the applicable periods and are also indicators that management utilizes for planning and forecasting future periods. The non-GAAP measures utilized by the
Company are not necessarily comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial and operational planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.
Non-GAAP Financial Measures

EBITDA: EBITDA represents net income before the effect of interest expense, interest income, income tax expense (benefit) and depreciation and amortization. EBITDA is not a calculation based upon GAAP; however, the amounts included in EBITDA are derived from amounts included in the consolidated statement of operations of the Company.
Non-GAAP Financial Measures

Below is a reconciliation of Net Income to EBITDA
(In USD Millions)
2008 2009 2010 LTM Q3 2011
Net Income $118.9 $57.9 $33.3 $85.0
Interest expense - - - 2.7
Interest (income) (2.0) (9.0) (13.1) (3.6)
Depreciation and amortization 18.0 18.7 18.5 18.5
Income tax expense - - - -
EBITDA $ 134.9 $ 67.6 $38.7 $102.6
Non-GAAP Financial Measures

Below is a reconciliation of Net Income to EBITDA
Three Months Ended Nine Months Ended
September 30, September 30,
2011 2010 2011 2010
(in millions)
(unaudited)
Net Income $   36.3 $   13.5 $   91.2 $   39.5
Adjustments:
Depreciation and amortization 4.7 4.5 13.9 13.9
Interest (income) expense 1.4 (3.0) 2.5 (9.6)
Tax provision - - -
EBITDA $   42.4 $   15.0 $ 107.6 $  43.8
Non-GAAP Financial Measures